Exhibit 10.2

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated as of July 23, 2012, is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of Wells Fargo Bank, National Association, a national association bank, as collateral agent (the “Collateral Agent”) for the Secured Parties. All capitalized terms used but not otherwise defined herein have the meanings given to them in Security Agreement (as defined below).

WHEREAS, on March 9, 2012, UR Financing Escrow Corporation, a Delaware corporation (“Funding SPV”) and a wholly-owned unrestricted subsidiary of United Rentals, Inc., a Delaware corporation (“Holdings”) entered into the Indenture pursuant to which the 5.75% Senior Secured Notes due 2018 were issued;

WHEREAS, on April 30, 2012, (i) Funding SPV merged with and into United Rentals (North America), Inc., a Delaware corporation (the “Company”) (with the Company as the surviving company), and the Company assumed all of the obligations of Funding SPV under the Indenture Documents on such date and (ii) Holdings and certain Subsidiaries of the Company became guarantors of the Indenture;

WHEREAS, pursuant to the Indenture, the Grantors are permitted to incur Additional Second Lien Debt constituting Additional Second Lien Obligations;

WHEREAS, each Grantor has executed and delivered that certain Security Agreement dated as of July 23, 2012 made by the Grantors, certain other parties and the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and, to the extent agreed upon and applicable, other foreign governmental authorities; and

WHEREAS, the relative rights, remedies and priorities of the Secured Parties and the First Lien Secured Parties in respect of the Collateral are governed by the Intercreditor Agreement, dated as of March 9, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Credit Agreement Agent, each Additional First Lien Agent (as defined therein) from time to time party thereto, the Note Trustee, the Collateral Agent, and any Additional Second Lien Agent from time to time party thereto;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”):

(A) the patents and patent applications set forth in Schedule A hereto (the “Patents”);

(B) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the “Trademarks”);

(C) all copyrights, whether registered or unregistered, now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications set forth in Schedule C hereto (the “Copyrights”);

(D) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, and, to the extent applicable, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(E) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(F) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.

SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all Secured Obligations of such Grantor now or hereafter existing under or in respect of the Second Lien Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this IP Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and that would be owed by such Grantor to any Secured Party under the Second Lien Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Grantor.

SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and, to the extent agreed upon and applicable, any other applicable government office, record this IP Security Agreement.

SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 7. INTERCREDITOR AGREEMENT. REFERENCE IS HEREBY MADE TO THE INTERCREDITOR AGREEMENT. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, (I) THE LIENS AND SECURITY INTERESTS GRANTED PURSUANT TO THIS AGREEMENT ARE EXPRESSLY SUBJECT AND SUBORDINATE TO THE LIENS AND SECURITY INTERESTS GRANTED PURSUANT TO THE FIRST LIEN COLLATERAL DOCUMENTS (AS SUCH TERM IS DEFINED IN THE INTERCREDITOR AGREEMENT) AND (II) THE EXERCISE OF ANY RIGHT OR REMEDY HEREUNDER IS SUBJECT TO THE LIMITATIONS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THE TERMS OF THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN.

[Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:

UNITED RENTALS, INC.

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Senior Vice President and Treasurer

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Senior Vice President and Treasurer

UNITED RENTALS (DELAWARE), INC.

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

UNITED RENTALS FINANCING LIMITED PARTNERSHIP

By its General Partner, United Rentals of Nova Scotia (No. 1), ULC

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

UNITED RENTALS HIGHWAY TECHNOLOGIES GULF

By its Sole Initial Member, United Rentals (North America), Inc.

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Senior Vice President and Treasurer

[Signature Page to IP Security Agreement]

UNITED RENTALS REALTY, LLC

By its Managing Member, United Rentals (North America), Inc.

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Senior Vice President and Treasurer

[Signature Page to IP Security Agreement]

COLLATERAL AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Yana Kislenko
Name: Yana Kislenko
Title: Vice President

[Signature Page to IP Security Agreement]

SCHEDULE A

PATENTS

Patent	App Number	Reg Number	File Date
System and Method for Utilization-Based Computing of Emissions Attributable to Specific Equipment	61390901	Pending	7-Oct-2010

SCHEDULE B

TRADEMARKS

Trademark	App Number	Reg Number	Status	Country	File Date	Reg Date	Class	Owner
A.I.M.S.	78/185,104		Pending	United States of America	14-Nov-2002		14489	UNITED RENTALS, INC.
MISCELLANEOUS DESIGN	75/449,210	2406720	Registered	United States of America	12-Mar-1998	21-Nov-2000	035,037 & 042	UNITED RENTALS, INC.
SESCO	78/143,367		Pending	United States of America	12-Jul-2002		035, 037, 042	UNITED RENTALS, INC.
THE RIGHT EQUIPMENT. RIGHT NOW!	75/921,932	2419254	Registered	United States of America	17-Feb-2000	09-Jan-2001	035, 042	UNITED RENTALS, INC.
THE SOLUTION			Unfiled	United States of America			35	UNITED RENTALS, INC.
THE UNDERGROUND EQUIPMENT SPECIALIST	75/756,944	2410275	Registered	United States of America	21-Jul-1999	05-Dec-2000	37	UNITED RENTALS, INC.
THE UNITED RENTALS SOLUTION			Unfiled	United States of America			35	UNITED RENTALS, INC.
UNITED RENTALS	75/445,513	2476091	Registered	United States of America	05-Mar-1998	07-Aug-2001	035, 037, 042	UNITED RENTALS, INC.
UNITED RENTALS—DESIGN ONLY	75/449,210	2,406,720	Registered	United States of America	12-Mar-1998	12-Nov-2000	035, 037, 042	UNITED RENTALS, INC.
UNITED RENTALS EL EQUIPO ADECUADO. AL MOMENTO	78/251,710		Pending	United States of America	19-May-2003		035, 042	UNITED RENTALS, INC.
UNITED RENTALS EL EQUIPO ADECUADO. AL MOMENTO!	77/315,951		Refiled	United States of America	29-Oct-2007		3537
URDATA	28079	2497914	Registered	United States of America	24-Mar-2000	16-Oct-2001	35	UNITED RENTALS, INC.

Trademark	App Number	Reg Number	Status	Country	File Date	Reg Date	Class	Owner
US RENTALS (AND DESIGN)	74/141,973	1735268	Registered	United States of America	25-Feb-1991	24-Nov-1992	37	UNITED RENTALS, INC.
VERTICADE	76/141,032	2613339	Registered	United States of America	04-Oct-2000	27-Aug-2002	9	UNITED RENTALS, INC.
GOT TOOLS?	78/401,442	3,034,458	Registered	United States of America	14-Apr-2004	27-Dec-2005	Int’l Cl. 37	URNA (ASSIGNMNT TO URI PENDING)
ALL THE RIGHT TOOLS	76/376,777	3,069,631	Registered	United States of America	28-Feb-2002	21-Mar-2006	Int’l Cl. 37	URNA (ASSIGNMNT TO URI PENDING)
THE TOOLS TO SATISFY	78/622,914	3,085,242	Registered	United States of America	04-May-2005	25-Apr-2006	Int’l Cl. 37	URNA (ASSIGNMNT TO URI PENDING)
LEASCO	76/376,463	2,921,928	Registered	United States of America	28-Feb-2002	28-Feb-2002	Int’l Cl. 37	URNA (ASSIGNMNT TO URI PENDING)
BRAND ON COMMAND	78/757,357	3,219,696	Registered	United States of America		20-Mar-2007		UNITED RENTALS (NORTH AMERICA), INC.
E2T	77/859,863	3,840,358	Registered	United States of America		31-Aug-2010		UNITED RENTALS (NORTH AMERICA), INC.
5S AND DESIGN	78/599,527	3,353,413	Registered	United States of America		11-Dec-2007		UNITED RENTALS (NORTH AMERICA), INC.
RENT OUR EQUIPMENT CUT YOUR COSTS	78/570,582	3,147,687	Registered	United States of America		26-Sep-2006		UNITED RENTALS (NORTH AMERICA), INC.
RENT OUR EQUIPMENT RAISE YOUR PROFITS	78/560,196	3,191,151	Registered	United States of America		2-Jan-2007		UNITED RENTALS (NORTH AMERICA), INC.
RSC	78/795,158	3,249,167	Registered	United States of America		5-Jun-2007		UNITED RENTALS (NORTH AMERICA), INC.
RSC	78/654,302	3,403,076	Registered	United States of America		25-Mar-2008		UNITED RENTALS (NORTH AMERICA), INC.
RSC AND DESIGN	75/319,879	2,264,049	Registered	United States of America		27-Jul-1999		UNITED RENTALS (NORTH AMERICA), INC.

Trademark	App Number	Reg Number	Status	Country	File Date	Reg Date	Class	Owner
RSC EQUIPMENT RENTAL	78/492,564	3,136,868	Registered	United States of America		29-Aug-2006		UNITED RENTALS (NORTH AMERICA), INC.
RSC EQUIPMENT RENTAL	78/492,574	3,313,502	Registered	United States of America		16-Oct-2007		UNITED RENTALS (NORTH AMERICA), INC.
RSC ONLINE	78/534,413	3,111,367	Registered	United States of America		4-Jul-2006		UNITED RENTALS (NORTH AMERICA), INC.
RSC RENTAL SERVICE CORPORATION AND DESIGN	74/709,781	2,028,379	Registered	United States of America		7-Jan-1997		UNITED RENTALS (NORTH AMERICA), INC.
RSC’S BRAND ON COMMAND	78/757,380	3,217,309	Registered	United States of America		13-Mar-2007		UNITED RENTALS (NORTH AMERICA), INC.
TOTAL CONTROL	76/510,869	2,850,473	Registered	United States of America		8-Jun-2004		UNITED RENTALS (NORTH AMERICA), INC.

SCHEDULE C

COPYRIGHTS

Copyright	Reg Number	Date of Publication	Description
Total Control	TX5-866-708	23-Oct-2003	Computer program

Total Control (2010 ed)	TXu001720977	4-Oct-2010	Computer program